UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report:

(Date of earliest event reported)

April 20, 2016

BIO-AMD, INC.
(Exact name of registrant as specified in charter)

NEVADA
(State or other Jurisdiction of Incorporation or Organization)

000-52601	Daresbury Innovation Centre, Keckwick Lane, Daresbury, WA4 4FS, UK	20-5242826
(Commission File Number)	(Address of Principal Executive Offices and zip code)	(IRS Employer Identification No.)

+44(0)8445-861910
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 – Changes in Registrant’s Certifying Accountant.

On April 20, 2016, the Company notified RBSM LLP (“RBSM”), the independent registered public accounting firm to the Company, that the Company had dismissed RBSM because the Company desired to engage the services of another accounting firm.  As the Company does not have an audit committee, the decision to change principal accountants was approved by the Company's Board of Directors and was made so as to reduce costs.

The reports issued by RBSM with respect to the Company’s consolidated balance sheets as of December 31, 2015 and 2014, and the related consolidated statements of operations and comprehensive loss, equity and cash flows for each of the two years in the period ended December 31, 2015, did not contain an adverse opinion or disclaimer of opinion, except that the reports stated that substantial doubt was raised about the Company’s ability to continue as a going concern as of December 31, 2014 and 2015.

During the Company’s years ended December 31, 2015 and 2014, and through April 20, 2016, preceding the dismissal of RBSM, there were no disagreements between the Company and RBSM on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of RBSM, would have caused RBSM to make a reference to the subject matter of the disagreements in connection with their reports.

During the years ended December 31, 2015 and 2014, and through April 20, 2016, preceding the dismissal of RBSM, there were no reportable events (as described under Item 304(a)(1)(v) of Regulation S-K).

The Company has provided RBSM with a copy of the disclosure made in response to this Item 4.01 and requested that RBSM furnish the Company with a letter addressed to the Securities and Exchange Commission (the “SEC”) stating whether it agrees or disagrees with the statements.  A copy of RBSM’s letter to the SEC, dated April 21, 2016, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

On April 20, 2016, the Company engaged Saturna Group Chartered Professional Accountants LLP (“Saturna”), of 1066 West Hastings Street, Suite 1250, Vancouver, BC Canada V6E 3X1, as its new independent registered public accounting firm. The engagement of Saturna was approved by the Company’s board of directors on April 20, 2016.

During the Company’s two most recent fiscal years ended December 31, 2014 and 2015 and through April 20, 2016, neither the Company nor anyone acting on its behalf consulted with Saturna regarding either (i) the application of accounting principles to a specific transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements, and no written report was provided to the Company or oral advice was provided that Saturna concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K.

A copy of the letter from RBSM is attached hereto as Exhibit 16.1

Item 9.01 – Financial Statements and Exhibits.

 (b) Exhibits

16.1

Letter from RBSM dated April 21, 2016

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

Bio-AMD, Inc.
(Registrant)

Date:  April 22, 2016                                                                By:       /s/ Thomas Barr
Name: Thomas Barr
Title: Chief Executive Officer